Exhibit 10.2

CONTINGENT ADDENDUM TO LEASE AGREEMENT

ADDENDUM TO LEASE DATED 16 OF DECEMBER, 2010, BETWEEN HENRY AMALGAMATED LLC, (LESSOR)  ANGIE’S LIST, INC., (LESSEE), And DATED MARCH 1, 2009 (LEASE AGREEMENT) IS MADE AND ENTERED INTO AS OF DECEMBER 15, 2010.

WHEREAS, Lessor and Lessee entered into the lease agreement dated March 1, 2009 for office space.

NOW THEREFORE, it is agreed that the Lease Agreement is hereby modified and amended in the following respects to be effective April 1, 2012. WIT:

1.	Paragraph (1) (Description of Premises) Lessor hereby leases additional space known as the following to the lessee: 25 Pine Street Indianapolis IN 46202

2.	Paragraph (4) (Rent) The amount for the additional twenty-three parking spaces will be $1,311.00 a month.

Except as specifically mentioned herein, all other terms and conditions of the original Lease Agreement shall remain the same and unchanged

Henry Amalgamated LLC
Lessor

/s/ Karl Northern	Date:	4/10/2012

Angie’s List, Inc
Lessee

/s/ Robert R. Millard	Date:	4/10/2012